SEGALL BRYANT & HAMILL
                                   ----------
                                  Mid Cap Fund





























                                  Annual Report
                                 April 30, 2000

                      SEGALL BRYANT & HAMILL MID CAP FUND


June 15, 2000

Dear Fellow Shareholder:

         For the one-year period ending April 30, 2000, the Segall Bryant & Hamill Mid Cap Fund's total return was 14.93%, compared to a gain in the Russell Mid Cap Index of 16.01%. Year-to-date through April 30, 2000 the Fund earned 8.37%, comparing favorably to the 4.85% earned by the Russell Mid Cap Index.

         As we communicated to you in the past, we feel that the opportunity for investing in the mid capitalization tier of the market is as attractive as it has been in the past decade. We believe that we can find companies in this area of the market that meet our investment criteria and offer good value. Although we are focusing on smaller companies, the criteria which we use to select them remains unchanged: consistently high return on invested capital (ROI), double digit earnings growth and high levels of free cash flow. We continue to be owners of stocks and not renters, focusing on the long-term intrinsic value of their businesses, rather than their short-term trading potential.

         Over the past year, (especially in the first quarter of 2000), there has been a dramatic shift in the investment landscape. Several issues are worth mentioning. First, the speculation that drove valuations in the IPO market to unprecedented levels came to an end, as the market became more rational and started to focus on companies that have viable business models. Secondly, the mid capitalization tier of the market started to perform much better, due to a combination of valuation and better relative earnings growth. Although mid cap stocks have done well over the past year, the fundamental outlook remains strong. Mid cap stocks currently sell at a 42% valuation discount to the largest 100 equities in the market. Historically, they have traded on par with large caps.

         The Fund's outperformance year-to-date through April 30 is a combination of several factors. During the first quarter, we increased our exposure in several technology stocks that had been depressed due to Y2K fears. Most of these investments were in computer service stocks such as payroll and credit card processors, wireless billing companies and outsourcing. These stocks tend to have recurring revenue bases and perform well in volatile markets. Secondly, the market's tone changed drastically in March as "new" economy stocks corrected and investors returned to higher quality stocks. A number of our core holdings performed well during this

2
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                      SEGALL BRYANT & HAMILL MID CAP FUND

period and continue to hold their gains. Volatility will continue to drive the market throughout the balance of the year as investors come to grip with higher interest rates and the realization that 20% annual returns in the equity markets are not guaranteed.

         Our outlook for the economy is for stronger growth in 2000; this is a change from our former outlook of moderation. Although interest rates have started to rise, the economy continues to strengthen, forcing the Federal Reserve to take a tightening stance. Over the past six months, we have started to see an uptick in cyclical inflation as international economies continue to recover from the late 1998 currency devaluations. We believe the Fed will continue to tighten until the economy slows and/or the speculation in the equity markets moderates. While we do not foresee the Federal Reserve moving to a protracted tightening stance, the probability of at least two more rate increases from the current Fed funds level of 6.50% is high. In time, these moves should slow the economy to a reasonable level of growth and be positive for the markets.

         Our focus on high ROI mid capitalization stocks has led us to invest in high quality companies that operate in unique industry settings. This strategy leads us to concentrate the Fund on the growth segments of the economy such as Health Care, Technology and Finance. We will tend to be overweight in these sectors and focus less on the more cyclical sectors of the market.

         We remain confident that our selection process will lead to above-average results over time. By focusing on mid cap growth companies with reasonable valuations, we believe that our shareholders will benefit from both the depressed valuation levels of this sector of the market and owning high quality growth companies.


/s/ David P. Kalis

David P. Kalis, CFA

                      SEGALL BRYANT & HAMILL MID CAP FUND

    COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SEGALL BRYANT & HAMILL MID CAP FUND VERSUS THE RUSSELL MIDCAP INDEX(1) AND THE
                      LIPPER MID-CAP CORE FUNDS INDEX.(2)

                         Average Annual Total Return(3)
                     1 Year ........................ 14.93%
                     Since Inception (4/1/99) ...... 19.18%


                      SEGALL BRYANT &         RUSSELL        LIPPER MID-CAP CORE
                     HAMILL MIDCAP FUND     MIDCAP INDEX         FUNDS INDEX
                     ------------------     ------------         -----------
     1-Apr-99              10,000              10,000              10,000
     30-Apr-99             10,520              10,691              10,574
     31-Jul-99             10,376              10,733              11,062
     31-Oct-99             10,112              10,566              11,079
     31-Jan-00             10,551              11,434              13,322
     30-Apr-00             12,091              12,402              14,369


Past performance does not predict future performance.

(1) The Russell Mid Cap Index measures the performance of the 800 smallest companies contained within the largest 1,000 companies of the Russell 3,000 Index - An Index which represents approximately 98% of the investable U.S. equity market.

(2) The Lipper Mid Cap Core Fund Index is comprised of funds that invest at least 75% of their equity assets in companies with market capitalizations
     (on a 3 year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the S&P Mid Cap 400 Index. The funds in this index have a similar investment objective as the Segall Bryant & Hamill Mid Cap Fund.

(3) Average annual total return represents the average change in account value over the periods indicated.

4
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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2000
--------------------------------------------------------------------------------
  Shares      COMMON STOCKS: 96.98%                                 Market Value
--------------------------------------------------------------------------------
              ADVERTISING AGENCIES: 2.74%
   6,800      The Interpublic Group of Companies, Inc............   $   278,800
                                                                    -----------
              BROADCAST MEDIA: 1.99%
   4,100      Adelphia Communications Corporation*...............       203,206
                                                                    -----------

              COMMERCIAL BANKS - EASTERN U.S.: 2.06%
  10,350      Charter One Financial, Inc.........................       210,234
                                                                    -----------

              COMMUNICATIONS EQUIPMENT: 1.78%
   7,300      PairGain Technologies, Inc.*.......................       181,587
                                                                    -----------

              COMPUTER - PERIPHERAL: 3.96%
   5,900      American Power Conversion
                Corporation*.....................................       208,344
   1,650      Lexmark International, Inc.*.......................       194,700
                                                                    -----------
                                                                        403,044
                                                                    -----------
              COMPUTER SERVICES: 15.91%
  13,500      Ceridian Corp.*....................................       292,781
   2,650      Computer Sciences Corporation*.....................       216,141
  19,000      Concord  EFS,  Inc.*...............................       425,125
   8,700      Convergys Corporation*.............................       382,800
   8,800      SunGard Data Systems Inc.*.........................       304,150
                                                                    -----------
                                                                      1,620,997
                                                                    -----------
              COMPUTER SOFTWARE: 5.86%
   4,700      National Computer Systems, Inc.....................       241,756
   2,200      Rational Software Corporation*.....................       187,275
   2,700      Symantec Corporation*..............................       168,581
                                                                    -----------
                                                                        597,612
                                                                    -----------
              CONSUMER PRODUCTS - MISCELLANEOUS: 1.15%
   5,600      Rayovac Corporation*...............................       116,900
                                                                    -----------

                                                                               5
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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2000, CONTINUED
--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
              DIVERSIFIED MANUFACTURING: 5.72%
   9,900      Littlefuse, Inc.*..................................   $   351,450
   6,700      Mettler-Toledo International Inc.*.................       231,149
                                                                    -----------
                                                                        582,599
                                                                    -----------
              ELECTRONIC - INSTRUMENTS: 1.41%
   2,400      PE Corporation - PE Biosystems Group...............       144,000
                                                                    -----------
              ELECTRONICS: 5.50%
   7,101      Molex Incorporated.................................       284,040
   4,600      Sanmina Corporation*...............................       276,287
                                                                    -----------
                                                                        560,327
                                                                    -----------
              ELECTRONICS - SEMI: 5.91%
   3,100      Altera Corporation*................................       316,975
   5,000      Linear Technology Corporation......................       285,625
                                                                    -----------
                                                                        602,600
                                                                    -----------
              FINANCIAL GUARANTEE INSURANCE: 2.96%
   6,300      MGIC Investment Corporation........................       301,219
                                                                    -----------
              HC - DRUGS: 2.38%
   5,500      ALZA Corporation*..................................       242,343
                                                                    -----------
              HEALTHCARE - MEDICAL SUPPLY & PRODUCTS: 3.12%
  10,200      Sybron International Corporation*..................       317,475
                                                                    -----------
              HEALTHCARE - SERVICES: 2.26%
  13,500      IMS Health Incorporated............................       230,344
                                                                    -----------
              IDENTIFICATION SYSTEMS / DEVICES: 2.34%
   4,275      Symbol Technologies, Inc...........................       238,331
                                                                    -----------
              LIFE / HEALTH INSURANCE: 2.16%
   9,250      Protective Life Corporation........................       220,266
                                                                    -----------

6
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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2000, CONTINUED
--------------------------------------------------------------------------------
  Shares                                                            Market Value
--------------------------------------------------------------------------------
              MANUFACTURE - DIVERSE: 2.29%
   6,900      Graco Inc. ........................................   $   233,738
                                                                    -----------
              MEDICAL INSTRUMENTS: 1.75%
   5,000      Biomet, Inc........................................       178,438
                                                                    -----------
              OFFICE SUPPLIES AND FORMS: 2.54%
   3,950      Avery Dennison Corporation.........................       259,219
                                                                    -----------
              OIL - EXPLORATION & PRODUCTION: 2.60%
   5,600      Stone Energy Corporation*..........................       264,600
                                                                    -----------
              OIL & GAS / REFINE & MARKET: 1.28%
   3,800      Santa Fe International Corporation.................       130,625
                                                                    -----------
              PERSONAL CARE: 1.56%
   3,600      The Estee Lauder Companies Inc.....................       158,850
                                                                    -----------
              RETAIL - DISCOUNT: 7.42%
   6,500      BJ's Wholesale Club, Inc.*.........................       230,344
  12,300      Dollar General Corporation.........................       281,363
   5,100      Kohl's Corporation*................................       244,800
                                                                    -----------
                                                                        756,507
                                                                    -----------
              SERVICES - COMMERCIAL: 6.84%
   7,350      Cintas Corporation.................................       291,244
   7,400      DeVry Inc.*........................................       176,213
   3,750      Robert Half International Inc.*....................       229,219
                                                                    -----------
                                                                        696,676
                                                                    -----------
              TELEPHONE: 1.49%
   6,200      CenturyTel, Inc....................................       151,900
                                                                    -----------
              TOTAL COMMON STOCKS
                (COST $8,382,166): 96.98%........................     9,882,437
                                                                    -----------

                                                                               7
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                       SEGALL BRYANT & HAMILL MID CAP FUND

SCHEDULE OF INVESTMENTS AT APRIL 30, 2000, CONTINUED
--------------------------------------------------------------------------------
Principal
 Amount       SHORT-TERM INVESTMENTS:  2.41%                       Market Value
--------------------------------------------------------------------------------
$245,624      Firstar Stellar Treasury Fund
                (Cost $245,624)..................................   $   245,624
                                                                    -----------
              Total Investments in Securities
                (Cost $8,627,790+): 99.39%.......................    10,128,061
              Assets In Excess of Liabilities: 0.61%.............        62,202
                                                                    -----------
              TOTAL NET ASSETS: 100.00%..........................   $10,190,263
                                                                    ===========

* Non-income producing security.

+ At April 30, 2000 the cost of securities for federal tax purposes was $8,657,463. Gross unrealized appreciation and depreciation of securities is as follows:

               Gross unrealized appreciation.....................   $ 1,942,406
               Gross unrealized depreciation.....................      (471,808)
                                                                    -----------
               Net unrealized appreciation.......................   $ 1,470,598
                                                                    ===========

See accompanying Notes to Financial Statements.

8
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                       SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENT OF ASSETS AND LIABILITIES AT APRIL 30, 2000
--------------------------------------------------------------------------------

ASSETS
     Investments in securities, at value
        (identified cost $8,627,790) ...........................     $10,128,061
     Receivables
         Due from Advisor ......................................           2,986
         Dividends and interest ................................           2,371
         Fund shares sold ......................................             500
         Securities sold .......................................          86,197
     Prepaid expenses ..........................................           6,647
                                                                     -----------
              Total assets .....................................      10,226,762
                                                                     -----------
LIABILITIES
     Payables
         Administration fees ...................................           2,466
     Accrued expenses ..........................................          34,033
                                                                     -----------
              Total liabilities ................................          36,499
                                                                     -----------

NET ASSETS .....................................................     $10,190,263
                                                                     ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE
     ($10,190,263 / 709,130 shares outstanding; unlimited
     number of shares authorized, par value $0.01) .............     $     14.37
                                                                     ===========
COMPONENTS OF NET ASSETS
     Paid-in capital ...........................................     $ 7,989,809
     Accumulated net realized gain on investments ..............         700,183
     Net unrealized appreciation on investments ................       1,500,271
                                                                     -----------
     Net assets ................................................     $10,190,263
                                                                     ===========

See accompanying Notes to Financial Statements.

                                                                               9
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                       SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2000
--------------------------------------------------------------------------------

INVESTMENT INCOME
     Income
         Dividends ............................................     $    47,986
         Interest .............................................          11,950
                                                                    -----------
               Total income ...................................          59,936
                                                                    -----------
     Expenses
         Advisory fees (Note 3) ...............................          72,047
         Professional fees ....................................          46,027
         Administration fees (Note 3) .........................          30,082
         Distribution fees (Note 4) ...........................          24,016
         Fund accounting fees .................................          19,051
         Registration fees ....................................          15,742
         Transfer agent fees ..................................          14,037
         Custody fees .........................................           7,721
         Reports to shareholders ..............................           6,514
         Other ................................................           4,274
         Trustee fees .........................................           1,359
                                                                    -----------
              Total expenses ..................................         240,870
              Less, advisory fee waiver and
                 absorption (Note 3) ..........................        (106,079)
                                                                    -----------
              Net expenses ....................................         134,791
                                                                    -----------
                  NET INVESTMENT LOSS .........................         (74,855)
                                                                    -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
     Net realized gain from security transactions .............         775,108
     Net change in unrealized appreciation on investments......         591,738
                                                                    -----------
         Net realized and unrealized gain on investments ......       1,366,846
                                                                    -----------
                  NET INCREASE IN NET ASSETS RESULTING
                     FROM OPERATIONS ..........................     $ 1,291,991
                                                                    ===========

See accompanying Notes to Financial Statements.

10
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                       SEGALL BRYANT & HAMILL MID CAP FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                      Year        April 1, 1999*
                                                      ended          through
                                                 April 30, 2000   April 30, 1999
                                                 --------------   --------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment loss ........................    $    (74,855)    $    (1,476)
   Net realized gain on security
    transactions ..............................         775,108         463,426
   Net change in unrealized appreciation/
    (depreciation) on investments .............         591,738         (54,025)
                                                   ------------     -----------
       NET INCREASE IN NET ASSETS
        RESULTING FROM OPERATIONS .............       1,291,991         407,925
                                                   ------------     -----------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
   Net realized gain on security
    transactions ..............................        (462,020)             --
                                                   ------------     -----------
CAPITAL SHARE TRANSACTIONS
   Net increase in net assets derived from net
    change in outstanding shares (a) ..........         927,329       8,025,038
                                                   ------------     -----------
   TOTAL INCREASE IN NET ASSETS ...............       1,757,300       8,432,963
                                                   ------------     -----------
NET ASSETS
Beginning of period ...........................       8,432,963              --
                                                   ------------     -----------
END OF PERIOD .................................    $ 10,190,263     $ 8,432,963
                                                   ===========      ===========

(a) A summary of capital shares transactions is as follows:

                                    Year ended          April 1, 1999* through
                                  April 30, 2000            April 30, 1999
                              ----------------------    -----------------------
                              Shares        Value         Shares       Value
                             --------    -----------    --------    -----------
Shares sold ..............    196,244    $ 2,603,637      41,509    $   534,032
Shares issued in reor-
   ganization (Note 6) ...         --             --     606,336      7,570,605
Shares issued in
   reinvestment of
   distributions .........     32,831        425,163          --             --
Shares redeemed ..........   (161,531)    (2,101,471)     (6,259)       (79,599)
                             --------    -----------    --------    -----------
Net increase .............     67,544    $   927,329     641,586    $ 8,025,038
                             ========    ===========    ========    ===========

* Commencement of operations.

See accompanying Notes to Financial Statements.

                                                                              11
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                       SEGALL BRYANT & HAMILL MID CAP FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                     Year        April 1, 1999*
                                                     ended           through
                                                April 30, 2000   April 30, 1999
                                                --------------   --------------
Net asset value, beginning of period...........     $13.14           $12.49
                                                    ------           ------
Income from investment operations:
  Net investment loss..........................      (0.11)              --
  Net realized and unrealized gain
   on investments..............................       1.99             0.65
                                                    ------           ------
Total from investment operations...............       1.88             0.65
                                                    ------           ------
Less distributions:
  Dividends from net realized gain.............      (0.65)              --
                                                    ------           ------

Net asset value, end of period.................     $14.37           $13.14
                                                    ======           ======

Total return...................................      14.93%            5.20%++

Ratios/supplemental data:
Net assets, end of period (thousands)..........    $10,190           $8,433

Ratio of expenses to average net assets:
  Before expense reimbursement.................       2.51%            7.35%+
  After expense reimbursement..................       1.40%            1.34%+

Ratio of net investment loss to average net
  assets after expense reimbursement...........      (0.78%)          (0.23%)+

Portfolio turnover rate........................     114.39%           18.02%

*Commencement of operations.

+Annualized.

++Not Annualized.

See accompanying Notes to Financial Statements.

12
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                       SEGALL BRYANT & HAMILL MID CAP FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - ORGANIZATION

     The Segall Bryant & Hamill Mid Cap Fund (the "Fund") is a series of shares of beneficial interest of Advisors Series Trust (the "Trust"), which is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund began operations on April 1, 1999. The Fund's objective is to seek growth of capital by investing in medium-capitalization ("mid-cap") companies with income as a secondary objective.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with generally accepted accounting principles.

     A. SECURITY VALUATION: The Fund's investments are carried at fair value. Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter ("OTC") securities which are not traded in the NASDAQ National Market System shall be valued at the most recent trade price. Securities for which market quotations are not readily available, if any, are valued following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost, which approximates market value.

     B. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

     C.   SECURITY   TRANSACTIONS,   DIVIDENDS   AND   DISTRIBUTIONS:   Security
          transactions are accounted for on the trade date. Dividend income and distributions to shareholders, which are determined

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                       SEGALL BRYANT & HAMILL MID CAP FUND

NOTES TO FINANCIAL STATEMENTS, CONTINUED
--------------------------------------------------------------------------------

          in accordance with income tax regulations, are recorded on the ex-dividend date. Realized gains and losses on securities sold are determined on the basis of identified cost.

     D. USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

NOTE 3 - INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

     For the year ended April 30, 2000, Segall Bryant & Hamill (the "Advisor") provided the Fund with investment management services under an Investment Advisory Agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 0.75% based upon the average daily net assets of the Fund. For the year ended April 30, 2000, the Fund incurred $72,047 in Advisory Fees.

     The Fund is responsible for its own operating expenses. The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the Fund's aggregate annual operating expenses to 1.40% of average net assets (the "expense cap"). Any such reductions made by the Advisor in its fees or payment of expenses which are the Fund's obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years, but is permitted to look back five years and four years, respectively, during the initial six years and seventh year of the Fund's operations. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund's payment of current ordinary operating

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

expenses. For the year ended April 30, 2000, the Advisor reduced its fees and absorbed Fund expenses in the amount of $106,079; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions amounted to $144,461 for the Fund at April 30, 2000.

     Investment Company Administration, L.L.C. (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund's expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate:

Fund asset level                            Fee rate
----------------                            --------
Less than $15 million                       $30,000
$15 million to less than $50 million        0.20% of average daily net assets
$50 million to less than $100 million       0.15% of average daily net assets
$100 million to less than $150 million      0.10% of average daily net assets
More than $150 million                      0.05% of average daily net assets

     First Fund Distributors, Inc. (the "Distributor") acts as the Fund's principal underwriter in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Administrator.

     Certain officers of the Fund are also officers and/or directors of the Administrator and the Distributor. Trustees unaffiliated with the Advisor or Administrator are compensated by the Trust at $4,500 per meeting. These fees are allocated to the Fund equally based on the number of Funds in the Trust.

NOTE 4 - DISTRIBUTION COSTS

     The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the "Plan"). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund's average daily net assets annually. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of

                       SEGALL BRYANT & HAMILL MID CAP FUND

--------------------------------------------------------------------------------

the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred. Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as "Distribution Coordinator". For the year ended April 30, 2000, the Fund paid the Distribution Coordinator in the amount of $24,016.

NOTE 5 - PURCHASES AND SALES OF SECURITIES

     For the year ended April 30, 2000, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $10,972,776 and $10,707,742, respectively.

NOTE 6 - REORGANIZATION

     On April 1, 1999 the Fund issued shares in exchange for shares of the Segall Bryant & Hamill Growth and Income Fund in a reorganization. The following is a summary of shares issued, net assets on the date of reorganization, net asset value per share and unrealized appreciation on that date:

   Shares..................................        606,336
   Net Assets..............................     $7,570,605
   Net Asset Value Per Share...............                         $12.49
     Final Distribution Per Share
      Paid April 14, 1999 .................                           1.37
                                                                    ------

     Exchange Price Per Share..............                         $13.86
                                                                    ======

     Unrealized Appreciation...............     $  962,558

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders
Segall Bryant & Hamill Mid Cap Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Segall Bryant & Hamill Mid Cap Fund, series of Advisor Series Trust (the "Fund") at April 30, 2000, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2000 by correspondence with the custodian, provides a reasonable basis for the opinion expressed above. The financial statements and financial highlights for the period from April 1, 1999 through April 30, 1999 were audited by other independent accountants whose report dated May 28, 1999 expressed an unqualified opinion on those financial statements.


PricewaterhouseCoopers LLP

New York, New York
May 23, 2000

                                     ADVISOR

                             Segall Bryant & Hamill
                        10 South Wacker Drive, Suite 2150
                             Chicago, Illinois 60606
                                  www.sbhic.com

                                   ----------

                                   DISTRIBUTOR

                          First Fund Distributors, Inc.
                      4455 East Camelback Road, Suite 261E
                             Phoenix, Arizona 85018

                                   ----------

                                    CUSTODIAN

                     Firstar Institutional Custody Services
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                   ----------

                                 TRANSFER AGENT

                             American Data Services
                          150 Motor Parkway, Suite 109
                            Hauppauge, New York 11788
                                  877-829-8413

                                   ----------

                                     AUDITOR

                           PricewaterhouseCoopers LLP
                           1177 Avenue of the Americas
                            New York, New York 10036

                                   ----------

                                  LEGAL COUNSEL

                      Paul, Hastings, Janofsky & Walker LLP
                        345 California Street, 29th Floor
                         San Francisco, California 94104